Exhibit 10.01

AMENDMENT NO. 1 TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT NO. 1 TO SEVENTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT NO. 1 TO SEVENTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT, dated as of April 2, 2025 (collectively, this “Amendment”), among PETROLEUM HEAT AND POWER CO., INC., a Minnesota corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”).

RECITALS

WHEREAS, (i) the Borrower, the Loan Parties, the Lenders from time to time party thereto, the Administrative Agent, and the other parties named therein are party to the SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 27, 2024 (as amended by Consent to the Seventh Amended and Restated Credit Agreement, dated as of December 6, 2024, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”) and (ii) the Borrower, the Loan Parties and the Collateral Agent are party to the SEVENTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT, dated as of September 27, 2024 (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement” and as amended by this Amendment, the “Amended Pledge and Security Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend (i) the Credit Agreement pursuant to Section 8.3 thereof and (ii) the Pledge and Security Agreement pursuant to Section 8.8 thereof, in each case, to permit Loan Parties to issue Capital Stock in order to comply with the order of any Governmental authority or applicable law; and

WHEREAS, the Lenders party hereto constitute the Required Lenders and have agreed to such amendments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

2. Amendments.

(a)
Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(i)
clause (b) of Section 2.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b) Sale of Assets. Immediately upon receipt by the General Partner, the Borrower or PHI or any of their respective Subsidiaries of the Net Cash Proceeds of any asset disposition (other than (A) sales of inventory in the ordinary course of business, (B) until the first anniversary of the Effective Date, the Project Friday Disposition with aggregate Net Cash Proceeds not exceeding $10,000,000, (C) up to $10,000,000 per Fiscal Year of Net Cash Proceeds from sales of obsolete or worn-out property in the ordinary course of business and (D) issuances of Capital Stock permitted by Section 6.19(d)), the General Partner or applicable Borrower shall prepay the Obligations, or shall cause the applicable Subsidiary to deliver funds to the Agent for application to the Obligations, in an amount equal to all such Net Cash Proceeds. Any such prepayment shall be applied first, to pay the principal of the Overadvances and Protective Advances, second, to pay the principal of the Non-Ratable Loans, third, to pay the principal of the Term Loans and fourth, to pay the principal of the Revolving Loans (including the Swingline Loans) without a concomitant reduction in the Aggregate Revolving Commitment.”

(ii)
clause (c) of Section 2.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) Issuance of Debt or Equity. If any Loan Party or any of its respective Subsidiaries issues Capital Stock (other than Capital Stock permitted to be issued pursuant to Section 6.19 (d)) or Indebtedness (other than Indebtedness permitted by Sections 6.17(a),(c), (d), (e), (f), (g), (h), (j) and (k)), no later than the Business Day following the date of receipt of any Net Cash Proceeds of such issuance or receipt of such loan or advance, the Borrower, or applicable Loan Party, shall prepay the Obligations in an amount equal to all such Net Cash Proceeds. Any such prepayment shall be applied first, to pay the principal of the Overadvances and Protective Advances, second, to pay the principal of the Non-Ratable Loans, third, to pay the principal of the Term Loans and fourth, to pay the principal of the Revolving Loans (including the Swingline Loans) without a concomitant reduction in the Aggregate Revolving Commitment.”

(iii)
Section 6.19 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“6.19. Sale of Assets. No Loan Party will lease, sell or otherwise dispose of its Property (including any Capital Stock owned by it) to any other Person, except:

(a) sales of Inventory in the ordinary course of business;

(b) the sale or other disposition of Equipment and the sale and/or leasing of real property that is obsolete or no longer useful in such Loan Party’s business and having a book value not exceeding $10,000,000 in the aggregate in any Fiscal Year;

(c) the sale or disposition of other assets having a book value not exceeding a Substantial Portion in the aggregate in any Fiscal Year; and

(d) issuances or dispositions of Capital Stock in order (and only to the extent necessary) to satisfy requirements of law of any Governmental Authority related to the qualification to do business or in connection with any licensing or similar requirement.

The Net Cash Proceeds of any sale or disposition permitted pursuant to this Section (other than pursuant to Section 6.19(a) or Section 6.19(d)) shall be delivered to the Agent as required by Section 2.16 and applied to the Obligations as set forth therein.”

(iv)
Schedule 5.9(c) to the Credit Agreement is hereby replaced in its entirety with Schedule 5.9(c) attached hereto.
(b)
Effective as of the Effective Date, the Pledge and Security Agreement is hereby amended as follows:
(i)
Clause (b) of Section 4.6 of the Pledge and Security Agreement is hereby amended and restated in its entirety as follows:

“(b) Issuance of Additional Securities. Such Grantor will not permit or suffer the issuer of Capital Stock constituting Pledged Collateral owned by it to issue additional Capital Stock, any right to receive the same or any right to receive earnings, except to such Grantor; provided that, notwithstanding the foregoing, such issuer may, in accordance with Section 6.19 (d) of the Credit Agreement, issue additional Capital Stock in order (and only to the extent necessary) to satisfy requirements of law of any Governmental Authority related to the qualification to do business or in connection with any licensing or similar requirement.”

(ii)
Exhibit G of the Pledge and Security Agreement is hereby replaced in its entirety with Exhibit G attached hereto.

3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date (the “Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(c)
The Administrative Agent and the Collateral Agent shall have received an executed counterpart hereof from the Loan Parties and Lenders constituting the Required Lenders;
(d)
On the Effective Date, the representations and warranties set forth in Section 4 below shall be true and correct in all material respects; and
(e)
The Administrative Agent (and its counsel) shall have received, to the extent invoiced at least two (2) Business Days prior to the Effective Date, all amounts due and payable pursuant to Section 9.6(a) of the Credit Agreement on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Loan Parties hereunder or under Section 9.6(a) of the Credit Agreement.

4. Representations and Warranties. The Borrower hereby represents and warrants, on and as of the Effective Date, that (i) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, both immediately before and after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date), (ii) this Amendment has been duly authorized, executed and delivered by the Loan Parties and constitutes the legal, valid and binding obligation of each Loan Party enforceable against it in accordance with its terms and (iii) no Default or Event of Default shall have occurred and be continuing on the Effective Date, both immediately before and after giving effect to this Amendment.

5. Acknowledgement and Confirmation of the Loan Parties. Each Loan Party hereby confirms, reaffirms and agrees, after giving effect to this Amendment, (i) that the Credit Agreement, the Pledge and Security Agreement and the other Loan Documents to which it is a party remain in full force and effect and enforceable against such Loan Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and represents and warrants to the Lenders that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Loan Documents, or if such Loan Party has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment, (ii) in its capacity as a Guarantor, its guarantee of the Guaranteed Obligations pursuant to the Credit Agreement and that on and after the Effective Date its guarantee will extend to the Guaranteed Obligations as amended by this Amendment, and (iii) its grant of Liens on the Collateral to secure the Secured Obligations pursuant to the Collateral Documents and that on and after the Effective Date the Liens will continue to secure the Secured Obligations as amended by this Amendment. This acknowledgement, confirmation and reaffirmation by each Loan Party is made and delivered to induce the Administrative Agent, the Collateral Agent and the Lenders party hereto to enter into this Amendment, and each Loan Party acknowledges that the Administrative Agent, the Collateral Agent and the Lenders party hereto would not enter into this Amendment in the absence of the acknowledgement and confirmation contained herein. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

6. Amendment.

(f)
This Amendment does not constitute a waiver of any other provision of the Credit Agreement, the Pledge and Security Agreement or the other Loan Documents, or any other right, power or remedy of the Lenders thereunder. This Amendment is limited as specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Loan Documents.
(g)
Upon the Effective Date, (a) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import, and each reference in the Loan Documents to “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of similar import, shall mean and be a reference to the Amended Credit Agreement, (b) each reference in the Pledge and Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import, and each reference in the Loan Documents to “Security Agreement”, “thereunder”, “thereof”, “therein” or words of similar import, shall mean and be a reference to the Amended Pledge and Security Agreement.

7. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

8. Headings. Headings and captions used in this Amendment are included for convenience of reference only and shall not be given any substantive effect.

9. Governing Law; Submission To Jurisdiction. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

11. Expenses. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Collateral Agent in connection with the preparation of this Amendment (whether or not the transactions hereby contemplated shall be consummated) including the reasonable fees and disbursements of counsel to the Administrative Agent and the Collateral Agent.

12. Counterparts; Integration. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:

PETROLEUM HEAT AND POWER CO., INC.

By: /s/ Richard F. Ambury

Name: Richard F. Ambury

Title: Chief Financial Officer

OTHER LOAN PARTIES:

A.P. WOODSON COMPANY

Champion Energy LLC

COLUMBIA PETROLEUM
TRANSPORTATION, LLC

GRIFFITH ENERGY SERVICES, INC.

GRIFFITH-ALLIED TRUCKING, LLC

Hoffman Fuel Company of Danbury

Milro GROUP LLC

MEENAN HOLDINGS LLC

MEENAN OIL LLC

MINNWHALE LLC

ORTEP OF PENNSYLVANIA, INC.

PETRO HOLDINGS, INC.

PETRO PLUMBING CORPORATION

PETRO, INC.

REGIONOIL PLUMBING, HEATING AND COOLING CO., INC.

RICHLAND PARTNERS, LLC

Rye Fuel Company

STAR ACQUISITIONS, INC.

By: /s/ Richard F. Ambury

Name: Richard F. Ambury

Title: Chief Financial Officer

SIGNATURE PAGE TO

AMENDMENT NO. 1

STAR GROUP, L.P.

By: KESTREL HEAT, LLC, its General Partner

By: /s/ Richard F. Ambury

Name: Richard F. Ambury

Title: Chief Financial Officer

MEENAN OIL CO., L.P.

By: MEENAN OIL LLC, its General Partner

By: /s/ Richard F. Ambury

Name: Richard F. Ambury

Title: Chief Financial Officer

CFS LLC

By: Richland Partners, LLC, its Sole Member

By: /s/ Richard F. Ambury

Richard F. Ambury
Chief Financial Officer, Executive Vice President, Treasurer and Secretary

SIGNATURE PAGE TO

AMENDMENT NO. 1

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as Collateral Agent and as a Lender

By: /s/ Bonnie J. David________________

Name: Bonnie J. David

Title: Authorized Officer

SIGNATURE PAGE TO

AMENDMENT NO. 1

BANK OF AMERICA, N.A.

as a Lender

By: /s/ Matthew T. O’Keefe_______________

Name: Matthew T. O’Keefe

Title: Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1

Citizens Bank, N.A.

as a Lender

By: /s/ Paul G. Feloney_______________

Name: Paul G. Feloney

Title: Senior Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1

TD BANK, N.A.

as a Lender

By: /s/ Daniel Tulloch_______________

Name: Daniel Tulloch

Title: Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 1

KEYBANK NATIONAL ASSOCIATION,

as a Lender

By: /s/ Dylan Gugliotta_______________

Name: Dylan Gugliotta

Title: Associate Portfolio Manager

SIGNATURE PAGE TO

AMENDMENT NO. 1

WELLS FARGO BANK, N.A.

as a Lender

By: /s/ Jonathan Boynton_______________

Name: Jonathan Boynton

Title: Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 1

BMO Bank N.A. (f/k/a BMO Harris Bank N.A.),

as a Lender

By: /s/ James Keeley_______________

Name: James Keeley

Title: Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 1

CITIBANK, N.A.,

as a Lender

By: /s/ Peter F. Crispino_______________

Name: Peter F. Crispino

Title: Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 1

WEBSTER BANK,

as a Lender

By: /s/ Jason C. Rosenberg_______________

Name: Jason C. Rosenberg

Title: Director

SIGNATURE PAGE TO

AMENDMENT NO. 1